UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2009

United Development Funding III, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53159	20-3269195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 100, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   □ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On or about July 8, 2009, we distributed a letter to our limited partners regarding our unit redemption program.  The full text of this letter to our limited partners is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index attached hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding III, L.P.

By:	UMTH Land Development, L.P.
Its General Partner

By:	UMT Services, Inc.
Its General Partner

Dated:  July 9, 2009                                                                        By:   /s/ Hollis M. Greenlaw
Hollis M. Greenlaw
President and Chief Executive Officer

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EXHIBIT INDEX

99.1	United Development Funding III, L.P. letter to limited partners dated July 8, 2009.